MUNICIPAL ADVANTAGE FUND INC.

                                                                    May 30, 2000

Dear Shareholder:

We are pleased to report on the investment activities and results of the Municipal Advantage Fund (the "Fund") for the six months ended April 30, 2000. The Fund performed well in the period, generating a net asset value ("NAV") total return of 3.5% (based on the change in NAV for its common shares plus reinvested dividends), exceeding the 3.3% return of its benchmark, the Lehman Brothers Municipal Bond Index. The Fund's market value total return (the price change of the Fund's common shares on the New York Stock Exchange plus reinvested dividends) was 0.7%.

REDUCTION IN DIVIDEND RATE

The Fund issues auction rate preferred stock to generate additional income for the holders of its common shares. Proceeds from sale of the preferred stock are invested in municipal bonds that yield more than the cost of the preferred stock, with the Fund's common shares realizing the difference in income.

As short-term interest rates have escalated in recent months, the interest rate paid by the Fund on its preferred stock has also increased, reducing the amount of income available for distribution to common shareholders. At the most recent auction on May 22, 2000, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 4.50%, compared with a rate of 3.75% on a 28-day issue in January 2000.

As a result of these higher borrowing costs, on May 22, 2000 the Fund's directors announced their intention to reduce the monthly dividend to 6.00 cents per common share from 6.35 cents per common share. This followed a previous reduction to 6.35 cents per common share from 6.65 cents per common share effective with the dividend declared in March 2000.

We are disappointed that it has been necessary to reduce the common stock dividend rate. However, we want to assure you that we will continue to do all we can to deliver high tax-exempt income and total returns, consistent with the Fund's goal of preserving capital. Although the outlook for short-term interest rates is uncertain, we believe the interest rate on the Fund's preferred stock is likely to decrease, which should benefit the holders of the Fund's common shares, in the event that short-term rates decline. Meanwhile, the Fund's use of leverage through its issuance of preferred stock continues to generate additional income for the common shareholders, although less so at this time than in the past.

BOND MARKET CONDITIONS AND INVESTMENT ACTIVITIES

Since January 2000, the market for long-term municipal bonds has improved somewhat following a difficult year in 1999. This improvement has been driven by increased investor confidence that the Federal Reserve is keeping inflation under control and by demand for bonds from bargain hunters seeking to capitalize on the significant opportunities they see in the municipal bond market. However, many institutional and corporate investors continue to shy away from municipal securities. Some property casualty insurance companies, for instance, experienced significant earnings declines in 1999 and in the first quarter of 2000. With less need for tax-exempt investment income, they have reduced their purchases of municipal bonds.

During 1999, bond prices fell sharply due to investor concerns regarding the strength of the U.S. economy and the possibility that inflation might increase. Although quality municipals have now recovered some of their 1999 losses, we believe they continue to be inexpensive relative to taxable bonds, including Treasury securities. Certain triple-A long-term municipals are trading at yields equal to the yields of Treasuries of comparable maturity even though the interest income from municipals is exempt from federal income tax.

In managing the Fund, we continue to be disciplined in our investment philosophy and process, investing in those sector, maturity and quality groups of the municipal bond market that we believe offer the best relative value--the highest yield at the lowest price with the least amount of risk. The Fund's performance during the six months ended April 30, 2000 was bolstered by its relatively long duration, aided by leverage; its sizable holdings of discount bonds, which tend to perform well in a rising market; and the overall high quality of the portfolio. At the end of April 2000, approximately 94% of the Fund's net assets were invested in securities rated single-A or higher by Standard & Poor's and/or Moody's.

PORTFOLIO ANALYSIS

The Fund invests substantially all of its assets in long-term tax-exempt securities that are rated "investment grade" at the time of purchase by at least one recognized rating agency. At April 30, 2000, the Fund was fully invested in long-term tax-exempt securities.

We seek to control risk and maximize returns not only by emphasizing investment quality, but also by diversifying the Fund's portfolio across states and market sectors. The Fund's five largest portfolio positions by state at the end of April were New York, representing 12.2% of the Fund's net assets; Texas, 10.3%; California, 9.8%; Michigan, 7.8%; and Nevada, 7.0%. The five largest market sectors were health and hospitals, representing 20.5% of the Fund's net assets; housing, 16.1%; general obligations, 15.0%; water and sewer, 12.9%; and airlines and airports, 12.5%. There were no major changes in allocation during the six-month period.

The average maturity of the portfolio was 19.5 years at the end of April 2000, down from 20.8 years six months earlier, reflecting our efforts to temper risk in an uncertain market environment.

DIVIDEND YIELD

The Fund's objective is to provide holders of its common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund paid dividends of 39.3 cents per common share in the six months ended April 30, 2000.

The yield on the Fund's common shares was 6.7% at April 30, 2000, based on the $11.44 per share closing market price at the end of April and the annualized monthly dividend rate of 6.35 cents per common share in effect at that time. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 11.0% on a taxable basis. Based on the new monthly dividend rate of 6.00 cents per common share, the yield at April 30, 2000 would have been 6.3%, equivalent to 10.4% on a taxable basis for an investor in the top federal tax bracket of 39.6%. We believe this yield continues to be attractive relative to other quality fixed income investments.

DISCOUNT

The Fund's common shares trade at a discount to their NAV, as is true of many closed-end municipal bond funds. The size of the discount has fluctuated over time, based on the performance of the market price in comparison to the NAV. At April 30, 2000, the discount was 13.2%. One way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in quality securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

RECORDED UPDATE

For a recorded periodic update reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

SUMMARY

The municipal bond market has recovered somewhat since early calendar 2000, helping the Fund deliver a favorable total return during the fiscal first half ended April 30, 2000. We believe there are excellent values in the municipal bond market at this time, and we seek to capitalize on those values through the rigorous application of our investment process. We remain focused on providing holders of the Fund's common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

We at the Fund, together with PIMCO Advisors L.P., the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, thank you for investing with us.

                                         Sincerely,

                                         /s/ Stephen Treadway

                                         Stephen Treadway
                                         Chairman

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

Principal                                                                                 Credit Rating
  Amount                                                                                  (Moody's/S&P)       Value*
-----------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS--98.6%
             ALABAMA--2.6%
$1,000,000   Alabama State Docks Department Facility Revenue
               (MBIA insured),
               6.15%, 10/1/14..........................................................     Aaa/AAA        $  1,029,450
 1,250,000   Alabama State Public School & College Authority (FSA insured), 4.25%,
               11/1/18.................................................................     Aaa/AAA           1,006,275
 2,000,000   DCH Health Care Authority, Health Care Facilities Revenue,
               5.70%, 6/1/15...........................................................      A1/A+            1,899,760
                                                                                                           ------------
                                                                                                              3,935,485
                                                                                                           ------------
             CALIFORNIA--9.8%
 1,000,000   Burbank Redevelopment Agency,
               6.00%, 12/1/13..........................................................     Baa1/A-           1,016,520
 2,500,000   California Health Facilities Financing Authority Revenue,
               6.25%, 3/1/21...........................................................      A3/A             2,501,025
 1,000,000   California State Public Works Board, Lease Revenue
               (MBIA insured),
               6.30%, 10/1/10 (Pre-refunded @ 102, 10/1/04)+...........................      A1/A+            1,074,000
 1,000,000   Foothill/Eastern Corridor Agency, Toll Road Revenue,
               5.75%, 1/15/40..........................................................    BBB-/Baa3            921,240
 1,000,000   Lafayette Elementary School District (FSA insured),
               5.90%, 5/15/17..........................................................     Aaa/AAA           1,023,870
 4,000,000   Los Angeles Harbor Department Revenue,
               5.375%, 11/1/23.........................................................     Aa3/AA            3,677,680
 1,000,000   Los Angeles Regional Airports Revenue,
               6.70%, 1/1/22...........................................................      NR/A-            1,015,770
 1,000,000   Madera County Certificates of Participation (MBIA insured),
               6.125%, 3/15/23 (Pre-refunded @ 102, 3/15/05)+..........................     Aaa/AAA           1,073,750
 1,000,000   San Mateo County JT Powers Authority (MBIA insured),
               5.00%, 7/1/21...........................................................     Aaa/AAA             898,590
 2,000,000   Tustin, California University School District Special Tax
               (FSA insured),
               4.50%, 9/1/24...........................................................     Aaa/AAA           1,611,900
                                                                                                           ------------
                                                                                                             14,814,345
                                                                                                           ------------
             COLORADO--5.0%
 3,085,000   Colorado Health Facilities Authority Revenue (MBIA insured),
               5.95%, 5/15/12..........................................................     Aaa/AAA           3,157,066
             Denver City & County Airport Revenue (MBIA insured),
 1,500,000     5.60%, 11/15/25.........................................................     Aaa/AAA           1,397,985
 3,000,000     5.75%, 11/15/17.........................................................     Aaa/AAA           2,944,680
                                                                                                           ------------
                                                                                                              7,499,731
                                                                                                           ------------
             CONNECTICUT--0.8%
 1,175,000   Connecticut State General Obligation Bonds,
               5.875%, 11/1/14.........................................................     Aa3/AA            1,222,364
                                                                                                           ------------
             FLORIDA--0.7%
 1,000,000   Jacksonville Port Authority Airport Revenue (FGIC insured),
               6.25%, 10/1/24..........................................................     Aaa/AAA           1,014,150
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                            (UNAUDITED)  (CONTINUED)


Principal                                                                                 Credit Rating
  Amount                                                                                  (Moody's/S&P)       Value*
-----------------------------------------------------------------------------------------------------------------------

             MUNICIPAL BONDS (CONTINUED)
             GEORGIA--2.7%
$1,750,000   Cherokee County Water & Sewer Authority Revenue
               (MBIA insured),
               5.50%, 8/1/23...........................................................     Aaa/AAA        $  1,694,105
 1,000,000   Savannah Hospital Authority Revenue,
               6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)+............................      A3/NR            1,048,760
 1,260,000   Toombs County Hospital Authority Revenue,
               7.00%, 12/1/17..........................................................     NR/BBB            1,259,509
                                                                                                           ------------
                                                                                                              4,002,374
                                                                                                           ------------
             HAWAII--1.9%
 3,000,000   Hawaii Department of Budget & Finance (AMBAC insured),
               5.75%, 12/1/18..........................................................     Aaa/AAA           2,926,290
                                                                                                           ------------
             ILLINOIS--4.1%
 1,000,000   Chicago Waste Water Transmission Revenue (MBIA insured),
               6.00%, 1/1/17...........................................................     Aaa/AAA           1,019,640
 1,000,000   Chicago Water Revenue (FGIC insured),
               5.25%, 11/1/17..........................................................     Aaa/AAA             931,690
 1,000,000   Illinois Educational Facilities Authority Revenue,
               5.25%, 9/1/24...........................................................      NR/A-              794,780
 2,595,000   Illinois Health Facilities Authority Revenue,
               9.00%, 11/15/15.........................................................    Baa1/AAA           2,710,140
   710,000   Illinois Housing Development Authority Revenue,
               6.70%, 8/1/25...........................................................     Aa2/AA              718,932
                                                                                                           ------------
                                                                                                              6,175,182
                                                                                                           ------------
             KENTUCKY--0.7%
 1,000,000   Louisville & Jefferson Counties Metropolitan Sewer District
               (AMBAC insured),
               6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)+..........................     Aaa/AAA           1,077,130
                                                                                                           ------------
             LOUISIANA--1.0%
 1,500,000   New Orleans General Obligation Bonds (AMBAC insured),
               6.125%, 10/1/16.........................................................     Aaa/AAA           1,536,240
                                                                                                           ------------
             MARYLAND--0.5%
   725,000   Maryland State Community Development Administration
               (FHA insured),
               7.60%, 4/1/23...........................................................     Aa2/NR              735,505
                                                                                                           ------------
             MASSACHUSETTS--3.8%
             Massachusetts State Health & Education Facilities Authority Revenue,
 1,000,000     5.125%, 7/1/19..........................................................     A1/AA-              847,500
 2,250,000     6.25%, 12/1/22..........................................................      A1/A             2,168,235
 1,175,000   Massachusetts State Water Pollution Abatement Trust,
               6.375%, 2/1/15..........................................................     Aa3/AA+           1,236,723
 1,750,000   Massachusetts State Water Resource Authority (FSA insured),
               4.50%, 8/1/22...........................................................     Aaa/AAA           1,402,275
                                                                                                           ------------
                                                                                                              5,654,733
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                            (UNAUDITED)  (CONTINUED)

Principal                                                                                 Credit Rating
  Amount                                                                                  (Moody's/S&P)       Value*
-----------------------------------------------------------------------------------------------------------------------

             MUNICIPAL BONDS (CONTINUED)
             MICHIGAN--7.8%
$1,000,000   Dearborn School District,
               6.00%, 5/1/14 (Pre-refunded @ 102, 5/1/01)+.............................     Aa2/AA+        $  1,034,220
 1,000,000   Michigan Municipal Bond Authority Revenue,
               4.75%, 10/1/18..........................................................     Aa1/AA+             862,720
             Michigan State Hospital Finance Authority Revenue,
 1,000,000     5.50%, 10/1/18..........................................................     Aaa/NR              967,360
 2,000,000     8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)+..........................     Aaa/AAA           2,314,520
 1,000,000   Michigan State Pollution Control Revenue,
               6.20%, 9/1/20...........................................................      A2/A             1,002,470
 6,500,000   Wayne County Airport Revenue (MBIA insured),
               5.00%, 12/1/22-12/1/28..................................................     Aaa/AAA           5,516,500
                                                                                                           ------------
                                                                                                             11,697,790
                                                                                                           ------------
             MINNESOTA--3.8%
 5,805,000   Minnesota State Housing Finance Agency,
               6.00%-6.25%, 2/1/14-8/1/22..............................................     Aa2/AA            5,798,734
                                                                                                           ------------
             NEVADA--7.0%
 2,000,000   Clark County General Obligation Bonds
               (MBIA insured),
               6.00%, 6/1/13 (Pre-refunded @ 101, 6/1/04)+.............................     Aaa/AAA           2,089,420
 1,000,000   Clark County Industrial Development Revenue,
               5.60%, 10/1/30..........................................................     NR/BBB              827,830
 2,000,000   Clark County Passenger Facility Charge Revenue
               (MBIA insured),
               5.75%, 7/1/23...........................................................     Aaa/AAA           1,918,340
 2,400,000   Henderson Nevada Water & Sewer Revenue (FGIC insured),
               4.75%, 9/1/18...........................................................     Aaa/AAA           2,054,568
             Nevada Housing Division Revenue,
 1,600,000     6.12%, 4/1/22...........................................................     Aa2/AA            1,590,752
 1,050,000     6.20%, 4/1/17 (AMBAC insured)...........................................     Aaa/AAA           1,051,890
   990,000     6.20%, 10/1/28 (FHA insured)............................................     Aaa/NR              980,803
                                                                                                           ------------
                                                                                                             10,513,603
                                                                                                           ------------
             NEW HAMPSHIRE--1.7%
 1,000,000   New Hampshire Higher Educational & Health Facilities Authority Revenue,
               6.125%, 10/1/13.........................................................     Baa1/NR             926,610
             New Hampshire State Housing Finance Authority,
   760,000     6.50%, 7/1/14...........................................................     Aa3/NR              766,399
   850,000     6.90%, 7/1/19...........................................................     Aa2/NR              864,374
                                                                                                           ------------
                                                                                                              2,557,383
                                                                                                           ------------
             NEW JERSEY--0.7%
 1,000,000   New Jersey Economic Development Authority, Heating & Cooling Revenue,
               6.20%, 12/1/07..........................................................     NR/BBB-             980,010
                                                                                                           ------------
             NEW YORK--12.2%
 1,000,000   Long Island Power Authority, Electric System Revenue,
               5.50%, 12/1/29..........................................................     Baa1/A-             911,850
 1,000,000   Municipal Assistance Corporation, City of Troy (MBIA insured),
               5.00%, 1/15/16..........................................................     Aaa/AAA             917,180

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                            (UNAUDITED)  (CONTINUED)

Principal                                                                                 Credit Rating
  Amount                                                                                  (Moody's/S&P)       Value*
-----------------------------------------------------------------------------------------------------------------------

             MUNICIPAL BONDS (CONTINUED)
             New York City General Obligation Bonds,
$6,500,000     5.75%-6.00%, 8/1/14-2/1/19..............................................      A3/A-         $  6,487,525
 1,000,000     6.95%, 8/15/12 (MBIA insured)
               (Pre-refunded @ 101, 8/15/04)+..........................................     Aaa/AAA           1,083,360
 1,840,000     7.00%, 10/1/09 (Pre-refunded @ 101.5, 10/1/02)+.........................     A3/A-2            1,954,834
 3,000,000   New York City Industrial Development Agency, Special Facilities Revenue,
               6.125%, 1/1/24..........................................................      A3/A             2,986,680
             New York State Medical Care Facilities, Finance Agency Revenue,
    15,000     6.50%, 8/15/24..........................................................      A3/A                15,450
   985,000     6.50%, 8/15/24 (Pre-refunded @ 102, 8/15/04)+...........................      A3/A             1,051,025
             New York State Mortgage Agency Revenue,
 2,000,000     5.35%-5.80%, 4/1/07-10/1/12.............................................     Aa1/NR            2,002,670
 1,080,000   New York State Urban Development Corporation, Correctional Capital
               Facility,
               5.375%, 1/1/25..........................................................     Baa1/A              973,069
                                                                                                           ------------
                                                                                                             18,383,643
                                                                                                           ------------
             NORTH CAROLINA--1.1%
             North Carolina Medical Care Community Hospital Revenue,
 1,000,000     4.75%, 12/1/28..........................................................     Aa3/AA-             789,060
 1,000,000     4.75%, 12/1/28 (MBIA insured)...........................................     Aaa/AAA             802,370
                                                                                                           ------------
                                                                                                              1,591,430
                                                                                                           ------------
             NORTH DAKOTA--1.5%
 2,350,000   North Dakota State Housing Finance Agency,
               5.50%-5.85%, 7/1/10-7/1/18..............................................     Aa3/NR            2,253,132
                                                                                                           ------------
             OHIO--0.6%
   885,000   Summit County General Obligation Bond (FGIC insured),
               6.25%, 12/1/15..........................................................     Aaa/AAA             943,631
                                                                                                           ------------
             PENNSYLVANIA--3.3%
 2,000,000   Allegheny County Hospital Development Authority
               (MBIA insured),
               6.00%, 7/1/23...........................................................     Aaa/AAA           2,024,900
 1,750,000   Philadelphia Hospitals & Higher Facilities Authority Revenue (AMBAC
               insured),
               5.125%, 5/15/18.........................................................     Aaa/AAA           1,570,100
 1,500,000   Philadelphia Water and Wastewater Revenue (MBIA insured),
               5.25%, 6/15/23..........................................................     Aaa/AAA           1,360,155
                                                                                                           ------------
                                                                                                              4,955,155
                                                                                                           ------------
             SOUTH CAROLINA--2.4%
 1,250,000   Charleston County General Obligation Bond,
               6.125%, 9/1/13..........................................................     Aa3/AA            1,318,450
 1,000,000   South Carolina Public Service Authority Revenue
               (MBIA insured),
               5.75%, 1/1/15...........................................................     Aaa/AAA           1,011,040
 1,450,000   York County Industrial Revenue,
               5.70%, 1/1/24...........................................................    Baa2/BBB           1,271,128
                                                                                                           ------------
                                                                                                              3,600,618
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                            (UNAUDITED)  (CONTINUED)

Principal                                                                                 Credit Rating
  Amount                                                                                  (Moody's/S&P)       Value*
-----------------------------------------------------------------------------------------------------------------------

             MUNICIPAL BONDS (CONTINUED)
             SOUTH DAKOTA--0.7%
$1,000,000   Heartland Consumers Power District Revenue,
               7.00%, 1/1/16...........................................................     Aaa/AAA        $  1,109,170
                                                                                                           ------------
             TENNESSEE--2.0%
   960,000   Memphis-Shelby County, Airport Authority Revenue
               (AMBAC insured),
               6.25%, 3/1/15...........................................................     Aaa/AAA             997,450
 2,000,000   Tennessee Housing Development Agency,
               6.375%, 7/1/22..........................................................     Aa2/AA            2,014,320
                                                                                                           ------------
                                                                                                              3,011,770
                                                                                                           ------------
             TEXAS--10.3%
 1,000,000   Alliance Airport Authority Revenue,
               6.375%, 4/1/21..........................................................    Baa2/BBB             977,150
 1,195,000   Arlington General Obligation Bonds,
               5.00%, 8/15/16..........................................................     Aa3/AA            1,093,807
 1,000,000   Denton County General Obligation Bonds (AMBAC insured),
               5.00%, 7/15/16..........................................................     Aaa/AAA             914,600
 1,000,000   Harlandale Independent School District,
               4.50%, 8/15/23..........................................................     Aaa/NR              796,000
   785,000   Harris County Toll Road Subordinated Lien,
               6.50%, 8/15/15..........................................................     Aa1/AA              823,324
 1,250,000   Houston General Obligation Bonds,
               5.00%, 3/1/13...........................................................     Aa3/AA-           1,178,600
 2,400,000   Houston Water Conveyance System, Certificates of Participation (AMBAC
               insured),
               6.25%-7.50%, 12/15/14-12/15/15..........................................     Aaa/AAA           2,723,580
 2,500,000   Houston Water & Sewer Systems Revenue (FGIC insured),
               5.00%, 12/1/25..........................................................     Aaa/AAA           2,157,450
 1,000,000   North East Independent School District,
               4.50%, 2/1/16...........................................................     Aaa/AAA             848,400
 1,500,000   Port Houston Authority, Harris County, Obligation Bonds,
               5.75%, 10/1/17..........................................................     Aa1/AA            1,477,230
 2,550,000   Texas Water Development Board Revenue,
               5.75%, 7/15/14-7/15/17..................................................     Aa1/AAA           2,572,368
                                                                                                           ------------
                                                                                                             15,562,509
                                                                                                           ------------
             UTAH--2.2%
             Utah Housing Finance Agency (FHA insured),
   490,000     6.35%, 7/1/11...........................................................     Aa1/NR              495,170
 2,800,000     6.55%, 1/1/22-7/1/26....................................................     Aaa/AAA           2,828,224
                                                                                                           ------------
                                                                                                              3,323,394
                                                                                                           ------------
             VERMONT--1.6%
             Vermont Housing Finance Agency,
   910,000     5.70%, 5/1/12 (MBIA insured)............................................     Aaa/AAA             903,439
 1,475,000     7.85%, 12/1/29 (FHA insured)............................................      A1/A-            1,506,181
                                                                                                           ------------
                                                                                                              2,409,620
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000
                            (UNAUDITED)  (CONCLUDED)

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value*
-------------------------------------------------------------------------------------------------------

              MUNICIPAL BONDS (CONCLUDED)
              VIRGINIA--0.6%
$1,000,000    Virginia Housing Development Authority, Multi-Family
                Housing,
                5.20%, 11/1/15............................................     Aa1/AA+     $    920,910
                                                                                           ------------
              WASHINGTON--1.3%
 1,000,000    Seattle Museum Development Authority,
                6.30%, 7/1/13.............................................     Aa1/AA+        1,034,660
 1,000,000    Spokane County School District (FGIC insured),
                5.45%, 6/1/13.............................................     Aaa/AAA          993,850
                                                                                           ------------
                                                                                              2,028,510
                                                                                           ------------
              WEST VIRGINIA--1.3%
 2,000,000    Braxton County Solid Waste Disposal Revenue,
                6.125%-6.50%, 4/1/25-4/1/26...............................       A2/A         1,953,130
                                                                                           ------------
              WISCONSIN--2.9%
 1,500,000    Wisconsin General Obligation Bonds,
                5.30%, 5/1/23.............................................      Aa2/AA        1,352,640
 3,500,000    Wisconsin Health & Educational Facilities Authority Revenue
                (MBIA insured),
                5.25%, 8/15/27............................................     Aaa/AAA        3,034,605
                                                                                           ------------
                                                                                              4,387,245
                                                                                           ------------

              Total Municipal Bonds (cost--$151,965,540)..................                  148,574,916
                                                                                           ------------

              Total Investments (cost--$151,965,540)......................          98.6%   148,574,916
              Other assets less liabilities...............................           1.4%     2,098,540
                                                                                   -----   ------------
              Net Assets..................................................         100.0%  $150,673,456
                                                                                   =====   ============

--------------------------------------------------------------------------------

* Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.
+ Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

GLOSSARY:
---------

AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance, Inc.
MBIA--Municipal Bond Investors Assurance

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                  (UNAUDITED)

ASSETS:
  Investments, at value (cost--$151,965,540).............................................................   $148,574,916
  Cash...................................................................................................         38,713
  Interest receivable....................................................................................      2,763,116
  Prepaid expenses.......................................................................................         22,902
                                                                                                            ------------
    Total Assets.........................................................................................    151,399,647
                                                                                                            ------------

LIABILITIES:
  Dividends payable--common and preferred shares.........................................................        546,227
  Investment management fee payable......................................................................         74,846
  Accrued expenses.......................................................................................        105,118
                                                                                                            ------------
    Total Liabilities....................................................................................        726,191
                                                                                                            ------------
       Net Assets........................................................................................   $150,673,456
                                                                                                            ============

COMPOSITION OF NET ASSETS:
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share
    applicable to 1,100 shares issued and outstanding)...................................................   $ 55,000,000
                                                                                                            ------------
  Common stock:
    Par value ($.001 per share, applicable to 7,257,093 shares issued and outstanding)...................          7,257
    Paid-in-capital in excess of par.....................................................................    100,618,353
  Undistributed net investment income....................................................................         96,194
  Accumulated net realized loss..........................................................................     (1,657,724)
  Net unrealized depreciation of investments.............................................................     (3,390,624)
                                                                                                            ------------
    Net assets applicable to common shareholders.........................................................     95,673,456
                                                                                                            ------------
       Net Assets........................................................................................   $150,673,456
                                                                                                            ============
       NET ASSET VALUE PER COMMON SHARE..................................................................   $      13.18
                                                                                                            ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest.................................................................................................    $4,497,374
                                                                                                               ----------

EXPENSES:
  Investment management fee................................................................................       448,795
  Auction agent fees and commissions.......................................................................        73,239
  Audit and tax service fees...............................................................................        37,166
  Reports to shareholders..................................................................................        27,300
  Custodian fees...........................................................................................        27,000
  Legal fees...............................................................................................        24,934
  Transfer agent fees......................................................................................        14,410
  Directors' fees and expenses.............................................................................        12,930
  Miscellaneous............................................................................................        16,881
                                                                                                               ----------
     Total expenses........................................................................................       682,655
       Less: expense offset................................................................................        (3,052)
                                                                                                               ----------
       Net expenses........................................................................................       679,603
                                                                                                               ----------
          Net investment income............................................................................     3,817,771
                                                                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
  Net realized loss on:
     Investments...........................................................................................      (713,981)
     Futures contracts.....................................................................................       (79,562)
  Net change in unrealized appreciation/depreciation of:
     Investments...........................................................................................       899,136
     Futures contracts.....................................................................................        62,025
                                                                                                               ----------
     Net realized and unrealized gain on investments and futures contracts.................................       167,618
                                                                                                               ----------
Net increase in net assets resulting from investment operations............................................    $3,985,389
                                                                                                               ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months
                                                                                             ended
                                                                                         April 30, 2000      Year ended
                                                                                          (unaudited)      October 31, 1999
                                                                                         --------------    ----------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income...............................................................    $  3,817,771       $  7,652,219

  Net realized loss on investments and futures contracts..............................        (793,543)          (494,461)

  Net change in unrealized appreciation/depreciation on investments
    and futures contracts.............................................................         961,161        (14,408,017)
                                                                                          ------------       ------------

    Net increase (decrease) in net assets resulting from investment operations........       3,985,389         (7,250,259)
                                                                                          ------------       ------------

DIVIDENDS TO SHAREHOLDERS:

  To preferred shareholders from net investment income................................      (1,122,611)        (1,851,326)

  To common shareholders from net investment income...................................      (2,852,038)        (5,791,160)
                                                                                          ------------       ------------

    Total dividends to shareholders...................................................      (3,974,649)        (7,642,486)
                                                                                          ------------       ------------

       Total increase (decrease) in net assets........................................          10,740        (14,892,745)

NET ASSETS:

  Beginning of year...................................................................     150,662,716        165,555,461
                                                                                          ------------       ------------

  End of period (including undistributed net investment income of $96,194
    and $253,072, respectively).......................................................    $150,673,456       $150,662,716
                                                                                          ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a)  VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(b)  FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(c)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(d)  DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                            (UNAUDITED) (CONTINUED)

(e)  FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The Fund did not have any futures contracts outstanding at April 30, 2000.

(f)  EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2.  INVESTMENT MANAGER

On September 17, 1999 the Board of Directors of the Fund approved the assignment of the Management Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. (the "Investment Manager"), the parent of Value Advisors LLC. The assignment did not require the approval of the shareholders of the Fund. Subsequent to the assignment, services are being provided by the same persons who provided services on behalf of Value Advisors LLC. The Management Agreement between Value Advisors LLC and the Fund was approved by the Fund's shareholders on October 14, 1997 and became effective on November 5, 1997. Prior thereto, Advantage Advisers, Inc., a wholly-owned subsidiary of CIBC Oppenheimer, Inc., served as the Fund's investment manager. The Investment Manager, among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Adviser") regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Adviser is an indirect wholly-owned subsidiary of PIMCO Advisers L.P. and was acquired by PIMCO Advisors L.P. on November 4, 1997.

For its services, the Investment Manager receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets and the Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Adviser $269,277 for the six months ended April 30, 2000.

3.  INVESTMENTS IN SECURITIES

For the six months ended April 30, 2000, aggregate purchases and sales of investments, other than short-term securities, were $24,029,557 and $24,125,665, respectively.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                            (UNAUDITED) (CONTINUED)

4.  CAPITAL

There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

5.  AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.75% to 4.30% during the period and was 4.30% at April 30, 2000. Distributions of net realized gains, if any, are paid annually.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6.  SUBSEQUENT DIVIDEND DECLARATIONS

On May 1, 2000, a dividend of $.0635 per share was declared to common shareholders payable June 1, 2000 to shareholders of record on May 12, 2000.

On June 1, 2000, a dividend of $0.060 per share was declared to common shareholders payable July 3, 2000 to shareholders of record on June 16, 2000.

7.  ACQUISITION OF INVESTMENT MANAGER AND ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Fund, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment management agreement with PIMCO Advisors and the current investment advisory/administration agreements with OpCap Advisors. Prior to the closing of the Implementation Agreement, the Board of Directors and stockholders of the Fund approved new agreements with PIMCO Advisors and OpCap Advisors to become effective upon the closing of the Implementation Agreement.

8.  TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2000, the Fund paid $7,500 to Deutsche Bank, an affiliate of Allianz AG, for auction agent service fees in connection with the Fund's Preferred Stock issuance.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                      Six Months
                                                         ended                           Year ended October 31,
                                                      April 30, 2000    --------------------------------------------------------
                                                      (unaudited)         1999        1998        1997        1996        1995
                                                      --------------    --------    --------    --------    --------    --------
Net asset value, beginning of year.................        $13.18         $15.23      $14.64      $13.96      $13.77      $11.79
                                                         --------       --------    --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..............................          0.53           1.05        1.07        1.08        1.09        1.08
Net realized and unrealized gain (loss) on
  investments and futures contracts................          0.02          (2.04)       0.60        0.68        0.17        1.98
                                                         --------       --------    --------    --------    --------    --------
    Total from investment operations...............          0.55          (0.99)       1.67        1.76        1.26        3.06
                                                         --------       --------    --------    --------    --------    --------
DIVIDENDS TO SHAREHOLDERS:
To preferred shareholders from net
  investment income................................         (0.16)         (0.26)      (0.28)      (0.28)      (0.29)      (0.30)
To common shareholders from net
  investment income................................         (0.39)         (0.80)      (0.80)      (0.80)      (0.78)      (0.78)
                                                         --------       --------    --------    --------    --------    --------
    Total dividends to shareholders................         (0.55)         (1.06)      (1.08)      (1.08)      (1.07)      (1.08)
                                                         --------       --------    --------    --------    --------    --------
Net asset value, end of period.....................        $13.18         $13.18      $15.23      $14.64      $13.96      $13.77
                                                         ========       ========    ========    ========    ========    ========
Market price, end of period........................      $11.4375         $11.75     $14.125    $13.1875     $11.875     $11.625
                                                         ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN (1)........................           3.5%         (11.6)%      13.6%       18.4%        9.2%       27.9%
                                                         ========       ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
  end of period (000's)............................       $95,673        $95,663    $110,555    $106,219    $101,297     $99,908
Ratio of net expenses to average
  net assets (2)(3)................................          1.44%          1.36%       1.31%       1.39%       1.40%       1.44%
Ratio of net investment income to average
  net assets (2)(3)................................          8.05%          7.22%       7.13%       7.64%       7.88%       8.44%
Asset coverage per share of preferred stock........      $136,841       $136,768    $150,252    $146,251    $141,788    $140,680
Portfolio turnover.................................            16%            22%         44%         44%         27%         36%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3) For fiscal years ended after October 31, 1995, ratios are calculated inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2000


                         MUNICIPAL ADVANTAGE FUND INC.


DIRECTORS AND PRINCIPAL OFFICERS

Stephen J. Treadway
  Director and Chairman of the Board

Robert E. Connor
  Director

Raymond D. Horton
  Director

Jeswald W. Salacuse
  Director

Bernard H. Garil
  President

Newton B. Schott, Jr.
  Executive Vice President and Assistant Secretary

Matthew Greenwald
  Executive Vice President

Brian S. Shlissel
  Treasurer

Elliot M. Weiss
  Secretary


INVESTMENT MANAGER

PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660


INVESTMENT ADVISER

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105


TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

EquiServe L.P.
Post Office Box 8200
Boston, MA 02266


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

                                                                     [NYSE LOGO]

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.